UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2008

Date of Report (Date of earliest event reported)

APPLIED BIOSYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

Applera Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

                The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

                On July 1, 2008, Applera Corporation, a Delaware corporation (the “Company”), completed the previously disclosed separation (the “Separation”) of all of the businesses, assets and liabilities of the Celera Group from the Company’s remaining business by means of a redemption (the “Redemption”) of each outstanding share of Applera Corporation — Celera Group Common Stock (“Celera Group Stock”) in exchange for one share of common stock of Celera Corporation, a Delaware corporation (“Celera”), which holds all of the businesses, assets, and liabilities previously attributed to the Celera Group.  Prior to the Separation, the Company had two classes of common stock that were intended to reflect the relative performance of its two business groups, the Applied Biosystems Group and the Celera Group.  On July 1, 2008, following the consummation of the Separation, Celera became an independent, publicly-traded company whose shares are listed on The NASDAQ Stock Market under the symbol “CRA” and the Applied Biosystems Group became the only business of the Company.  In connection with the Separation, the Company changed its name to Applied Biosystems Inc. (the “Name Change”).  A press release issued by the Company announcing the consummation of the Separation and the Name Change is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the Separation, and pursuant to the Separation Agreement, dated as of May 8, 2008, by and between Applera Corporation and Celera Corporation (the “Separation Agreement”), the Company entered into certain agreements with Celera, each dated as of July 1, 2008, including a tax matters agreement (the “Tax Matters Agreement”) and an operating agreement (the “Operating Agreement”).  The descriptions below of the Tax Matters Agreement and the Operating Agreement are qualified in their entirety by reference to the full text of such agreements.

Tax Matters Agreement

                The Tax Matters Agreement with Celera governs the Company’s and Celera’s respective rights, responsibilities and obligations after the Separation with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the Separation, together with certain related transactions, to qualify as a tax-free exchange for U.S. federal income tax purposes within the meaning of Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986 (the “Code”) (including as a result of Section 355(e) of the Code). Under the Tax Matters Agreement, the Company generally will be responsible for the payment of all income and non-income taxes attributable to Celera’s operations pre-Separation and Celera generally will be responsible for the payment of all income and non-income taxes attributable to Celera’s operations post-Separation. In addition, the Company will pay Celera for certain available tax benefits resulting from U.S. federal and state tax credits and losses attributable to

Celera’s business that arose prior to the Separation to the extent such credits are not first utilized by the Company.

Notwithstanding the foregoing, under the Tax Matters Agreement, Celera also generally will be responsible for any taxes imposed on the Company that arise from the failure of the Separation, together with certain related transactions, to qualify as a tax-free exchange for U.S. federal income tax purposes within the meaning of Sections 355 and 368(a)(1)(D) of the Code, if such failure to qualify is attributable to actions, events or transactions relating to Celera’s stock, assets or business, or a breach of the relevant representations or covenants made by Celera in the Tax Matters Agreement. In addition, Celera generally will be responsible for a percentage of any taxes that arise from the failure of the Separation, together with certain related transactions, to qualify as a tax-free exchange for U.S. federal income tax purposes within the meaning of Sections 355 and 368(a)(1)(D) of the Code, if such failure is for any reason for which neither Celera nor the Company is responsible. Under the Tax Matters Agreement Celera will also be required to indemnify the Company for a portion of the Company’s tax cost resulting from the Company and Celera entering into an intellectual property supply agreement and other intellectual property license agreements in connection with the Separation. The Tax Matters Agreement also imposes restrictions on the Company’s and Celera’s ability to engage in certain actions and sets forth the respective obligations between Celera and the Company with respect to the filing of tax returns, the administration of tax contests, assistance and cooperation and other matters.

Operating Agreement

The Operating Agreement includes operating principles that govern the Company’s and Celera’s conduct concerning, and use of, specified instruments and other technologies that were utilized by one or both of the Applied Biosystems and Celera Groups prior to the Separation. A summary of these operating principles is set forth below.

Instruments. Celera will have continued access to the Company’s capillary electrophoresis, or CE, sequencers and associated consumables as they had been provided by the Applied Biosystems Group prior to the Separation in connection with the Company’s alliance with Abbott Laboratories. Celera will also have access to the Company’s current and future CE sequencers and associated consumables in the same manner as other customers of the Company. The Company expects that Celera will develop a new FDA-compliant diagnostic instrument based on the Company’s CE technology. Celera will pay the costs of developing this new instrument, including any incremental costs incurred by the Company.

The Company will be permitted to sell its CE sequencers to any end-user for any purpose. The Company will also be permitted to sell its CE sequencers as an original equipment manufacturer, or OEM, except that it will not be able to OEM the CE sequencers for commercialization of human diagnostic tests for specified conditions for a period of three years after the date of the Separation outside of Asia, Africa, the Middle East and South America. The Company itself will generally not commercialize these same tests anywhere in the world, or enter into an agreement with a third party to co-promote or co-market CE sequencers to be used with these same tests outside of Asia, Africa, the Middle East and South America, for the same three-year period.

The Company will be the preferred supplier of Celera’s next generation real-time instrument. If Celera and the Company are unable to agree on terms for this instrument, Celera will be given access to the Company’s intellectual property to the extent necessary to make or to have a next generation real-time system made for Celera by a third party.

There will be no restrictions on development or commercialization of next generation sequencing instruments for either party. Except for the restrictions under a supply agreement between the Company and Abbott relating to Abbott’s m2000TM system, the Company will be permitted to sell real-time instruments to any end user for any purpose. Except as provided under the Abbott supply arrangement, the Company will not OEM real-time instruments to any third party for use in the human in vitro diagnostics, or HIVD, field unless the third party has obtained a license to the Company’s real-time intellectual property in the HIVD field. However, the OEM customer can not commercialize human diagnostic tests for specified conditions on these instruments for a period of three years after the date of the Separation.

Reagents. In general, the Company will not knowingly commercialize any sequence-specific primers and probes

•	for incorporation by a third party product manufacturer into its human diagnostic products, or

•	to a clinical laboratory for performing ‘‘home-brew’’ human diagnostic testing for performing testing for specified conditions for three years after the date of the Separation. This restriction does not apply to Asia, Africa, the Middle East or South America. In addition, the Company will generally not itself commercialize, directly or through a distributor, analyte specific reagents, or ASRs, or human diagnostic kits for testing the same specified conditions for a period of three years after the date of the Separation.

Licensing.  The Company and Celera will work together in licensing specified intellectual property of the Company to third parties in the HIVD field. Revenues from these licenses will be shared equally between the Company and Celera.

Other Provisions. The Company will not have any rights to Celera’s proprietary diagnostic markers in the HIVD field, and there will be no restrictions on Celera’s ability to license Celera’s proprietary diagnostic marker intellectual property. Celera will not commercialize, directly or through a distributor, products in forensics and applied markets that incorporate intellectual property owned or controlled by the Company, unless Celera obtains a license to the relevant intellectual property from the Company on standard third-party terms.

In addition, the three year time restrictions on the Company described above do not apply to the commercialization of a competing product acquired as part of an acquisition of a third party by the Company, nor would it prohibit an acquiror of the Company from continuing to commercialize a competing product following an acquisition.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Separation, each outstanding share of Celera Group Stock was redeemed by the Company as of 12:01 a.m. New York City time on July 1, 2008, in exchange for one share of common stock of Celera.  As a result, there are no longer any shares of Celera Group Stock outstanding.  Accordingly, the Company caused to be filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to delist the shares of Celera Group Stock and the associated rights to purchase Series B Participating Junior Preferred Stock, par value $0.01 per share (the “Series B Purchase Rights”), from the New York Stock Exchange (the “NYSE”) and deregister the shares of Celera Group Stock and the associated Series B Purchase Rights under the Exchange Act.  Ten days after the Company’s filing of each Form 25, the shares of Celera Group Stock and the associated Series B Purchase Rights will no longer be listed on the NYSE.  Promptly following such delisting, the Company intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting that the shares of Celera Group Stock and the associated Series B Purchase Rights be deregistered under the Exchange Act and that the Company’s reporting obligations with respect to the shares of Celera Group Stock and the associated Series B Purchase Rights under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           In connection with the Separation, effective July 1, 2008, Messrs. Richard H. Ayers and Jean-Luc Bélingard resigned as directors of the Company, and will continue to serve as directors of Celera.  In addition, effective July 1, 2008, Ms. Kathy Ordoñez resigned from her positions as Senior Vice President of the Company and President of the Celera Group, and will continue to serve as Chief Executive Officer and President of Celera.

(e)           Effective July 1, 2008, the Applera Corporation/Celera Group Amended and Restated 1999 Stock Incentive Plan (the “Old Plan”) was terminated and executive officers and directors of the Company are no longer eligible to receive grants of awards under the Old Plan.

Under the terms of the Separation Agreement, outstanding and unexercised stock options and outstanding and unvested restricted stock awards and restricted stock unit awards under the Company’s stock incentive plans, including the Old Plan, exercisable for or to be settled in shares of Celera Group Stock (collectively, “Celera Group Awards”) have been exchanged for an award exercisable for or to be settled in the same number of shares of Celera common stock pursuant to the Celera Corporation 2008 Stock Incentive Plan (the “Celera SIP”), at the same exercise price, for the same remaining period and subject to substantially the same terms and conditions (including those relating to vesting), as the award for shares of Celera Group Stock.  In connection with the Separation, Celera has assumed all of such outstanding Celera Group Awards.

In order to maintain these terms and conditions, with respect to employees and directors of the Company who held awards exercisable for or which were to be settled in shares of Celera Group Stock but which have been exchanged for awards exercisable for or to be settled in shares of Celera common stock, (a) service with the Company after the Separation will, for purposes of the Celera SIP, be treated as service with Celera for vesting and other purposes, (b) upon a change in control of the Company, all such awards shall vest and become exercisable or will settle or become payable in full.  All named executive officers of the Company (Messrs. Tony L. White, Dennis L. Winger and William B. Sawch and Ms. Barbara J. Kerr) hold Celera equity awards.

Pursuant to the Separation Agreement, Celera has assumed the obligation to deliver shares of Celera common stock to current and former directors of the Company upon settlement of stock units of Celera Group Stock deferred under the Company’s stock incentive plans, including the Old Plan, and the Company’s 1993 Director Stock Purchase and Deferred Compensation Plan.

FORWARD-LOOKING STATEMENTS

Some statements contained in, or incorporated by reference in, this report are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q. We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial. Also, there may be additional risks and uncertainties that could affect our businesses but which are not currently known to us.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the previously announced proposed merger among Invitrogen Corporation, a Delaware corporation (“Invitrogen”), Atom Acquisition, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Invitrogen, and Applera Corporation, Invitrogen will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Invitrogen.  The Company and Invitrogen will mail the joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.applera.com or at Invitrogen’s website at http://www.invitrogen.com.

PARTICIPANTS IN THE SOLICITATION

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 11, 2008, among Invitrogen, Atom Acquisition, LLC, and Applera Corporation.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the joint proxy statement when it is filed with the SEC.  You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on September 6, 2007.  You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, through the websites referenced above.

Item 9.01	Financial Statements and Exhibits.

                (b)   Pro Forma Financial Information.

                Pursuant to paragraph (b)(1) of Item 9.01 of Form 8-K, the Company is furnishing pro forma financial information in Exhibit 99.2, which is incorporated herein by reference.

                (d)   Exhibits.

                The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release, dated July 1, 2008.

99.2

Applera Corporation unaudited pro forma consolidated balance sheet at March 31, 2008 and unaudited pro forma consolidated statements of operations for the nine months ended March 31, 2008 and for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED BIOSYSTEMS INC.

By:	/s/ Thomas P. Livingston
	Name:	Thomas P. Livingston
	Title:	Vice President and Secretary

Date: July 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 1, 2008.

99.2

Applera Corporation unaudited pro forma consolidated balance sheet at March 31, 2008 and unaudited pro forma consolidated statements of operations for the nine months ended March 31, 2008 and for the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005.